UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 2, 2016

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

622 Broadway, New York, New York	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On August 2, 2016, Take-Two Interactive Software, Inc. (the “Company”) issued a press release announcing information relating to changes in its use of non-GAAP financial measures in the Company’s earnings releases starting with the results it is reporting on Thursday, August 4, 2016 for the first fiscal quarter ended June 30, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information included in this Current Report on Form 8-K that is furnished pursuant to this Item 7.01, including the information contained in Exhibit 99.1 hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, the information included in this Current Report on Form 8-K that is furnished pursuant to this Item 7.01, including the information contained in Exhibit 99.1 hereto, shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit	Description

99.1	Press Release dated August 2, 2016 announcing information relating to the use of non-GAAP financial measures by Take-Two Interactive Software, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Matthew Breitman
Matthew Breitman
Senior Vice President, Deputy General Counsel & Corporate Secretary

Date: August 2, 2016

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated August 2, 2016 announcing information relating to the use of non-GAAP financial measures by Take-Two Interactive Software, Inc.